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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported)  April 14, 1997
                                                          ----------------------

                               I-FLOW CORPORATION
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               (Exact name of registrant as specified in charter)

           California                        0-18338              33-0121984
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  (State or other jurisdiction             (Commission           (IRS Employer
        of incorporation)                  File Number)             Id. No.)

  2532 White Road, Irvine,  California                               92614
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(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code  (714) 553-0888
                                                           ---------------------
                                      N/A
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          (Former name / former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

(a) On April 14, 1997, I-Flow Corporation, a California corporation (the "Registrant") entered into a Lease Agreement Between Industrial Developments International, Inc. as Landlord ("Landlord") and I-Flow Corporation as Tenant, which contemplates the acquisition by lease of a new primary facility for the Registrant. The lease will commence on the date of substantial completion of the building, as defined, and will terminate ten (10) years after the lease commencement date. The leased facility will consist of approximately 51,000 square feet of space, approximately 25,000 square feet of which will be office space, and will be located within a building to be constructed by Landlord, which is to contain a total of approximately 124,619 square feet. The building will have a street address of 20202 Windrow Drive, Lake Forest, California.

    Consideration for the lease is an annual base rent of $385,560 for lease years one (1) through five (5) and $428,400 for lease years six (6) through ten (10). The consideration is based on current market rates for the area and was determined through arms-length negotiations.

    There is no material relationship between Landlord and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

    Funds to be used for lease payments will come from the Registrant's existing cash on hand, and future cash generated through operations of the Registrant.

(b) The asset acquired by lease constitutes a newly built plant, which was not previously in use. The Registrant intends to use the plant as its primary facility, which will include office space as well as space for the manufacture and storage of medical products.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibit.

         Exhibit               Description
         -------               -----------
           2.1                 Lease Agreement Between Industrial Developments
                               International, Inc. as Landlord and I-Flow
                               Corporation as Tenant





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   I-FLOW CORPORATION


Date:  April 25, 1997              By: /s/ Donald M. Earhart
                                       -----------------------------------------
                                           Donald M. Earhart
                                           President and Chief Executive Officer





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                                 EXHIBIT INDEX

         Exhibit
         Number                Description
         ------                -----------
           2.1                 Lease Agreement Between Industrial Developments
                               International, Inc. as Landlord and I-Flow
                               Corporation as Tenant





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